                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 19, 1997
                                                  -----------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)



United States              333-04607            22-2382028
------------------         ---------            ----------
                           (Commission       (I.R.S. employer
(State or other             File              Identification No.)
 Jurisdiction of            Number)
 Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                          ---------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000
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Item 5.   Other Events
          ------------

          On February 19, 1997, the Underwriting Agreement, dated as of February 19, 1997 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter and as Representative of the Underwriters named in Schedule I to the applicable Terms Agreement (as defined in the Underwriting Agreement), was executed and delivered by the respective parties thereto. On February 24, 1997, the Series 1997-1 Supplement, dated as of February 24, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.



Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

      Exhibits

      4.1 Underwriting Agreement, dated as of February 19, 1997, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter and as Representative of the Underwriters.

      4.2 Series 1997-1 Supplement, dated as of February 24, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

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                                                                               2
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE CHASE MANHATTAN BANK,
                                          as Servicer



                                   By: /s/ John Byers
                                       ------------------------------

                                   Name:   John Byers
                                   Title:  Vice President


Date:  March 28, 1997
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                                                                               3
                               INDEX TO EXHIBITS
                               -----------------



Exhibit                                       Sequentially
 Number    Exhibit                            Numbered Pages
---------  -------                            ---------------
4.1        Underwriting Agreement, dated as
           of February 19, 1997, among
           Chase USA, as Transferor, CMB,
           as Servicer, and CSI, as
           Underwriter and as
           Representative of the
           Underwriters.

4.2        Series 1997-1 Supplement, dated
           as of February 24, 1997, to the
           Second Amended and Restated
           Pooling and Servicing Agreement,
           among Chase USA, as Transferor
           on and after June 1, 1996, CMB,
           as Transferor prior to June 1,
           1996 and as Servicer, and the
           Trustee.